Number/column Data Field Description of Change
Column I Historical & Historical Added validation fields for Historical & Historical expired trades.
Column J Backload Added validation fields for Backloaded trades.
Number 029 SEC Trade Party Role 1  Amended Column B to indicate New Field.  Amended Column F to rename field to SEC Trade Party Role 1
Number 030 SEC Trade Party Role 2  Amended Column B to indicate New Field.  Amended Column F to rename field to SEC Trade Party Role 2
Number 032 Clearer Value Amended valid values under column O - changed LEI of "Clearing DCO" to "LEI of Clearer"
Number 035 Pricing Context Amended description on column G.  Amended column O valid values to include "Prime Brokerage", "Allocation", "Cross Boarder", "Historic Trade", "Pricing Report Exempt Other"
Number 057 Branch ID Location Party 1 Amended Format under column N. Amended sample Column P
Number 058 Branch ID Location Party 1 (subdivision +branch) Added new row to indicate addition field for Branch ID location to support subdivision + branch.
Number 059 Branch ID Location Party 2 Amended Format under column N. Amended sample Column P
Number 060 Branch ID Location Party 2 (subdivision +branch) Added new row to indicate additional field for Branch ID location to support subdivision + branch.
Number 100 Lifecycle Event Amended flag on column E to indicate "Y" for Public Dissemination rather than "N"
Number 130 Confirmation Date and Time Added new row for  "Confirmation Date Time" Field

Number Existing/New Category SEC Rule Public Dissemination Data Field Description Conditionality Historical & Historical Expired Required Backload Data Type Precision Scale Format Valid Values Sample Validation Rules Narrative
1 Existing Primary 901.c.1 Y Product ID Prefix The prefix value for the type of Product ID provided. R O R Text 40   ISDA ISDA
2 Existing Primary 901.c.1 Y Product ID Value The ISDA Taxonomy representing the product structure. R O R Text 256   Please refer to the Valid Values Product ID tab Credit:SingleName:Corporate:NorthAmericanCorporate
3 Existing Primary 901.c.1.i Y Option Style An indication of the style of the option transaction. C O O Text 20   European, American, Bermudan European Conditional; Required for Swaptions as observed in the Product ID Value
4 Existing Primary 901.c.1.i Y Option Type An indication of the type of option. C O O Text 20   Put, Call Put Conditional; Required for Swaptions as observed in the Product ID Value
5 Existing Primary 901.c.1.i Y Primary Asset Class Indicates asset class associated to the message. R R R Text 20   Credit Credit
6 Existing Primary 901.c.1.i Y Reference Entity The name of the underlying security. R O R Text 250    ABC Corporation
7 Existing Primary 901.c.1.i Y Reference Entity ID The unique Markit RED ID of the reference entity. O O O Text 9  6 or 9 alphanumeric characters  2Y973E
8 Existing Primary 901.c.1.i Y Reference Obligation The ISIN or CUSIP of the obligations associated to the security. O O O Text 12    XS123456789A
9 Existing Primary 901.c.1.i Y Reference Price Price of the security of a CDS on MBS/EMBS. C O O Numeric 18 7   100.23 Conditional; Required for MBS and EMBS; Optional for Reduced Swap Validations
10 Existing Primary 901.c.1.ii Y Effective Date The date that the reportable  transaction becomes effective. R O R Date 10  YYYY-MM-DD  2015-01-01
11 Existing Primary 901.c.1.iii Y Option expiration An indication of the date after which the option is no longer available for exercise. C O O Date 10  YYYY-MM-DD  2019-01-01 Conditional; Required for Swaptions as observed in the Product ID Value
12 Existing Primary 901.c.1.iii Y Scheduled Termination Date The maturity, termination, or end date of the transaction. R O R Date 10  YYYY-MM-DD  2019-01-01
13 Existing Primary 901.c.1.iv Y Fixed Amount Payment Delay Applicable This field describes if a payment delay is applicable. C O O Text 1   Yes, No Yes Conditional; Optional for MBS, EMBS and Reduced Swap Validations. Otherwise, not allowed.
14 Existing Primary 901.c.1.iv Y Initial Payment Amount A fixed payment amount paid by the initial amount payer, agreed at trade inception for index products. O O O Numeric 18 5   12345.12
15 Existing Primary 901.c.1.iv Y Initial Payment Currency The currency for the 'Initial Payment Amount'. C O O Text 3  3-digit ISO currency code (ISO 4217)  USD Conditional; Required when Initial Payment Amount is present. Otherwise, not allowed.
16 Existing Primary 901.c.1.iv Y Payment Frequency Period 1 "Denotes a time period describing how often parties to the reportable swap transaction exchange payments associated with each party's obligation under the reportable swap transaction.

" C O O Text 40   "M, T, D, W, Y

Note: A value of ""T"" is only supported on csv submissions." M Conditional; Required only if the Fixed Rate is not zero, else optional. Note: A value of "T" is only supported on csv submissions.
17 Existing Primary 901.c.1.iv Y Payment Frequency Period Multiplier 1 Identifies the payment frequency multiplier. An integer multiplier of a time period describing how often the parties to the reportable transaction exchange payments associated with each party's obligation under the reportable swap transaction. C O O Numeric 6 0  0,1,2,3,4,5,6,7,8,9,10,11,12 3 Conditional; Required only if the Fixed Rate is not zero, else optional
18 Existing Primary 901.c.1.iv Y Single Payment Amount A fixed payment amount paid by the initial amount payer, agreed at trade inception for single name products. O O O Numeric 18 5   12345.12
19 Existing Primary 901.c.1.iv Y Single Payment Currency The currency of the 'Single Payment Amount'. C O O Text 3  3-digit ISO currency code (ISO 4217)  USD Conditional, Required when Single payment amount is provided. Otherwise, not allowed.
20 Existing Primary 901.c.1.iv Y Single Payment Date The date on which the Single Payment Amount is made. C O O Date 10  YYYY-MM-DD  2015-01-01 Conditional, Required when Single payment amount is provided. Otherwise, not allowed.
21 Existing Primary 901.c.2 Y Original Execution Timestamp The date and time of the original execution timestamp of the transaction. R O O DateTime 20  YYYY-MM-DDTHH:MM:SSZ (UTC format)  2012-04-10T15:24:42Z The date portion of the Original Execution Date must be the same as the Trade Date.
22 Existing Primary 901.c.3 Y Option Strike Price The level or price at which an option may be exercised. C O O Numeric 18 7   1232.23 Conditional; Required for Swaptions as observed in the Product ID Value
23 Existing Primary 901.c.3 Y Option premium The amount paid to enter into an Option. C O O Numeric 18 5   100000 Conditional; Required for Swaptions as observed in the Product ID Value
24 Existing Primary 901.c.3 Y Option premium currency The currency associated with the Option Premium. C O O Text 3  3-digit ISO currency code (ISO 4217)  USD Conditional; Required for Swaptions as observed in the Product ID Value
25 Existing Primary 901.c.3 Y Price  Notation - Price Type 1 The quoting type associated with the Price Notation. C O O Text 200   "Percentage, Price, Basis points
" Price Conditional; Required if value submitted in Price Notation Price 1
26 Existing Primary 901.c.3 Y Price Notation - Price 1 The quoted price at time of trade execution. R O O Numeric 30 18   123.1234568
27 Existing Primary 901.c.4 Y Notional Amount 1 Identifies the notional amount. R O R Numeric 18 5   1234567.123
28 Existing Primary 901.c.4 Y Notional Currency/Units 1 Identifies the currency of the Notional Amount. R O R Text 3  3-digit ISO currency code (ISO 4217)  USD
29 New Primary (Inter-dealer), Secondary (role) 901.c.5 Y SEC Trade Party 1 Role Indication of registration status for Party 1. R O O Text 20   SBSD ,MSBSP, non-SBSD/MSBSP SBSD
30 New Primary (Inter-dealer), Secondary (role) 901.c.5 Y SEC Trade Party 2 Role Indication of registration status for Party 2. R O O Text 20   SBSD ,MSBSP, non-SBSD/MSBSP MSBSP
31 Existing Primary (Intent to clear); Secondary (Clearing agency name) 901.c.6; 901.d.6  Y Clearer Prefix Prefix of Clearing DCO C O O Text 40   LEI LEI Conditional: Required when Clearer field is populated with an LEI. Otherwise, Not Applicable.
32 Existing Primary (Intent to clear); Secondary (Clearing agency name) 901.c.6; 901.d.6  Y Clearer Value Indication if the trade will be cleared, and where.  R O O Text 200   "true", "false" or LEI of clearer F226TOH6YD6XJB17KS62  This field will be used to identify "intent to clear" designation under 901.c.6 and will also be used to name the clearing agency under 901.d.6
33 Existing Primary 901.c.7;907.a.4 Y Inter-Affiliate Indicate whether the transaction is between two affiliated entities. R O O Boolean 5   True, False True
34 Existing Primary 901.c.7;907.a.4 Y Nonstandard Flag "Provides an indication that the transaction has one or more additional term(s) or provision(s) not indicated that materially affect(s) the price of the reportable swap transaction.
" R O O Text 5   True, False False
35 New Primary 901.c.7;907.a.4 Y Pricing Context Usage# 1- Real-Time Reporting:To explain whether and why the primary trade information does not provide all the material information necessary to identify a customized SBS or does not contain the data elements necessary to calculate the price and or whether the reported price may be affected by a factor which is not otherwise discernible to market observers. Usage# 2- Recordkeeping: to explain why a trade has not been publically reported.  O O O Text 200   ClearingForcedTrade, DefaultTransaction, PackageOrBespoke, Prime Brokerage, Allocation, Cross Border, HistoricTrade and Price Reporting Exempt Other ClearingForcedTrade
36 Existing Primary 901.c.7;907.a.4 Y Compressed Trade Indication that the transaction has been subject to or is the result of compression. R O O Text 10   True, False False
37 Existing Secondary 901.d.1 N Trade Party 1 Prefix Prefix for the ID in the Trade Party 1 Value field.  This field will be used to validate the value provided in "Trade Party 1 Value" R O R Text 40   Internal, LEI LEI If Trade Party 1 Role = "SBSD" or "MSBSP", then Trade Party 1 Prefix must be "LEI" DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption.  In which case,  an "Internal" prefix indication is acceptable
38 Existing Secondary 901.d.1 N Trade Party 1 Value The ID of Trade Party 1 associated to the Trade Party 1 Prefix. R O R Text 200    B4TYDEB6GKMZO031MB27  If Trade Party 1 Prefix is populated with "LEI", then the Trade Party 1 Value must be populated with a valid LEI  (digit check 20 characters).  If Trade Party 1 Prefix is populated with "Internal", then the Trade Party 1 Value (client assigned internal ID) and Trade Party 1 Name must be populated.   DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption.  In which case,  an "Internal" prefix indication is acceptable
39 Existing Secondary 901.d.1 N Trade Party 2 Prefix Prefix for the ID in the Trade Party 2 Value field.  This field will be used to validate the value provided in "Trade Party 2 Value" R O R Text 40   Internal, LEI LEI If Trade Party 2 Role = "SBSD" or "MSBSP", then Trade Party 2 Prefix must be "LEI" DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption.  In which case,  an "Internal" prefix indication is acceptable
40 Existing Secondary 901.d.1 N Trade Party 2 Value The ID of Trade Party 2 associated to the Trade Party 2 Prefix. R O R Text 200    7LTWFZYICNSX8D621K86  If Trade Party 2 Prefix is populated with "LEI", then the Trade Party 2 Value must be populated with a valid LEI  (digit check 20 characters).  If Trade Party 2 Prefix is populated with "Internal", then the Trade Party 2 Value (client assigned internal ID) and Trade Party 2 Name must be populated.   DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption.  In which case,  an "Internal" prefix indication is acceptable
41 New Secondary 901.d.1 N Indirect counterparty ID - Party 1 Prefix The Prefix for the ID in the "Indirect counterparty ID - Party 1 Value" field.  This field will be used to validate the value provided in "Indirect counterparty ID - Party 1 Value"  O O O Text 40   Internal, LEI LEI
42 New Secondary 901.d.1 N Indirect counterparty ID - Party 1 Value  The ID or name of the Indirect Counterparty of Trade Party 1 Value.  If prefix is LEI, then LEI Id required. O O O Text 200    B4TYDEB6GKMZO031MB27
43 New Secondary 901.d.1 N Indirect counterparty ID - Party 2 Prefix The Prefix for the ID in the "Indirect counterparty ID - Party 2 Value" field.  This field will be used to validate the value provided in "Indirect counterparty ID - Party 2 Value"  O O O Text 40   Internal, LEI LEI
44 New Secondary 901.d.1 N Indirect counterparty ID - Party 2 Value The ID or name of the Indirect Counterparty of Trade Party 2 Value. If prefix is LEI, then LEI ID required O O O Text 200    7LTWFZYICNSX8D621K86
45 Existing Secondary 901.d.1 N Name of Trade Party 1 Legal Name of Trade Party 1. C O O Text 200    ABC Corporation Conditional; Required if If Trade Party 1 Prefix is "Internal"
46 Existing Secondary 901.d.1 N Name of Trade Party 2 Legal Name of Trade Party 2. C O O Text 200    XYZ Firm Conditional; Required if If Trade Party 2 Prefix is "Internal"
47 Existing Secondary 901.d.2 N Broker Id Party 1 Prefix Prefix of the Broker for Trade Party 1 if applicable. C O O Text 40   LEI LEI Conditional: Required when Broker ID Party 1 Value is populated. Otherwise, Not Applicable.
48 Existing Secondary 901.d.2 N Broker Id Party 1 Value Indicates the LEI of the Broker for Trade Party 1 if applicable. O O O Text 200  LEI only acceptable value  B4TYDEB6GKMZO031MB27
49 Existing Secondary 901.d.2 N Broker Id Party 2 Prefix Prefix of the Broker for Trade Party 1 if applicable. C O O Text 40   LEI LEI Conditional: Required when Broker ID Party 2 Value is populated. Otherwise, Not Applicable.
50 Existing Secondary 901.d.2 N Broker Id Party 2 Value Indicates the LEI of the Broker for Trade Party 2 if applicable. O O O Text 200  LEI only acceptable value  7LTWFZYICNSX8D621K86
51 Existing Secondary 901.d.2 N Desk ID Party 1 The client assigned identifier for the Desk ID of Trade Party 1. O O O Text 10    A128HJ
52 Existing Secondary 901.d.2 N Desk ID Party 2 The client assigned identifier for the Desk ID of Trade Party 2. O O O Text 10    KIU89IKS
53 Existing Secondary 901.d.2 N Execution Agent Party 1 Prefix Prefix of the Execution Agent for Trade Party 1 if applicable. C O O Text 40   LEI LEI Conditional: Required when Execution Agent ID Party 1 Value is populatedI. Otherwise, Not Applicable.
54 Existing Secondary 901.d.2 N Execution Agent Party 1 Value LEI of execution agent. O O O Text 200  LEI only acceptable value  549300LRSNKYDM4Q4635
55 Existing Secondary 901.d.2 N Execution Agent Party 2 Prefix Prefix of the Execution Agent for Trade Party 2 if applicable. C O O Text 40   LEI LEI Conditional: Required when Execution Agent ID Party 2 Value is populated Otherwise, Not Applicable.
56 Existing Secondary 901.d.2 N Execution Agent Party 2 Value LEI of execution agent. O O O Text 200  LEI only acceptable value  549300LRSNKYDM4Q4635
57 New Secondary 901.d.2 N Branch ID Location Party 1 The location of the Branch for Trade Party 1 O O O Text 40  2-digit ISO country code (ISO 3166-3)   US
58 New Secondary 901.d.2 N Branch ID Location Party 1 (Subdivision+branch ) The location of the Branch for Trade Party 1 O O O Text 40   2-digit ISO Subdivision code (ISO 3166-2) - number  NY-1  The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location.
59 New Secondary 901.d.2 N Branch ID Location Party 2 The location of the Branch for Trade Party 2 O O O Text 40  2-digit ISO country code (ISO 3166-3)   US
60 New Secondary 901.d.2 N Branch ID Location Party 2 (Subdivision+branch ) The location of the Branch for Trade Party 2 O O O Text 40   2-digit ISO Subdivision code (ISO 3166-2) - number  NY-1  The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location.
61 Existing Secondary 901.d.2 N Trader ID Party 1 ID of the Trader for Party 1 C O O Text 10    ABC123 Either Tader ID Party 1 or Trader ID Party 2 must be populated
62 Existing Secondary 901.d.2 N Trader ID Party 2 ID of the Trader for Party 2 C O O Text 10    XYZ456 Either Tader ID Party 1 or Trader ID Party 2 must be populated
63 Existing Secondary 901.d.3 N Buyer prefix Prefix for the LEI in the Buyer value field. R O R Text 40   Internal, LEI LEI
64 Existing Secondary 901.d.3 N Buyer value For swaps, the LEI of the Trade Party buying protection.  For Swaptions, the LEI of the Trade Party paying the premium. R O R Text 200    B4TYDEB6GKMZO031MB27  Buyer value must match either Trade Party 1 Value or Trade Party 2 Value.
65 Existing Secondary 901.d.3 Y  Day Count Fraction Determination of the number of days in the accrual period for the transaction to calculate the interest payment.  R O O Text 200   Please refer to the Valid Values Day Count tab ACT/360
66 Existing Secondary 901.d.3 N Fixed Rate (per annum) The fixed rate of the contract. R O R Numeric 11 10 Enter .119 for  fixed rate value of 11.9%. Do not enter % sign in cell    0.119
67 Existing Secondary 901.d.3 N Initial Factor The part of the mortgage that is outstanding on trade inception, i.e. has not been repaid yet as principal. It is expressed as a multiplier factor to the mortgage: 1 means that the whole mortgage amount is outstanding, 0.8 means that 20% has been repaid. C O O Numeric 12 9   1.23456789 Conditional; Optional for MBS, EMBS and Reduced Swap Validations. Otherwise, not allowed.
68 Existing Secondary 901.d.3 N Interest Shortfall Cap Applicable Indicates if interest shortfall is applicable to the transaction C O O Text 1   Y, N Y Conditional; Required for MBS and EMBS; Optional for Reduced Swap Validations. Otherwise, not allowed.
69 Existing Secondary 901.d.3 N Interest Shortfall Cap Basis Indicates the Cap Basis of the Interest Shortfall C O O Text 10   Fixed, Variable Fixed Conditional; Required if Interest Shortfall Cap Applicable is  "Y". Otherwise Not Allowed
70 Existing Secondary 901.d.3 N Interest Shortfall Compounding Applicable Indicates if Interest Shortfall compounding is applicable C O O Text 1   Y, N Y Conditional; Required if Interest Shortfall Cap Applicable is  "Y". Otherwise Not Allowed
71 Existing Secondary 901.d.3 N Optional Early Termination Applicable Indicates if Early Termination is applicable on the transaction C O O Boolean 5   Y, N N Conditional; Required for MBS and EMBS; Optional for Reduced Swap Validations. Otherwise, not allowed.
72 Existing Secondary 901.d.3 N Single / Initial Payment Amount Payer The payer of the Single or Initial Amount. C O O Text 200    B4TYDEB6GKMZO031MB27  Conditional, Required when single/ initial payment amount is present. Otherwise, not allowed.  This field must match to either Trade Party 1 or Trade Party 2
73 Existing Secondary 901.d.3 N Single / Initial Payment Amount Receiver The receiver of the Single or Initial Amount. C O O Text 200    7LTWFZYICNSX8D621K86  Conditional, Required when single/ initial payment amount is present. Otherwise, not allowed. This field must match either Trade Party 1 or Trade Party 2.
74 Existing Secondary 901.d.3 N Underlying Fixed Rate Payer (Buyer) If the Option Type is "Payer", the Swaption Buyer. If the Option Type is "Receiver", the Swaption Seller. C O O Text 200    B4TYDEB6GKMZO031MB27  Conditional; Required for Swaptions as observed in the Product ID Value.  This field must match either Trade Party 1 or Trade Party 2
75 Existing Secondary 901.d.3 N Underlying Float Rate Payer (Seller) If the Option Type is "Payer", the Swaption Seller. if the Option Type is "Receiver", the Swaption Buyer. C O O Text 200    7LTWFZYICNSX8D621K86  Conditional; Required for Swaptions as observed in the Product ID Value.  This field must match either Trade Party 1 or Trade Party 2
76 Existing Secondary 901.d.4 N Master Agreement Date The agreement executed between the parties to the trade and intended to govern all applicable Credit derivatives transactions between those parties. C O O Date 10  YYYY-MM-DD  2014-01-01 Conditional; Required when the Documentation Type field has a value of CreditDerivativesPhysicalSettlementMatrix. Otherwise, Not Allowed.
77 Existing Secondary 901.d.4 N Master Document Transaction Type Represents the "Master Confirmation Transaction Type" for a Single-Name or Index trade that uses the Master Confirm form of documentation. Represents the "Transaction Type" for a Single-Name trade that uses the Matrix form of documentation. C O O Text 200   Please refer to the Valid Values MDTT tabs ISDA2003CreditNorthAmerican Conditional; Optional on Snapshot messages, Reduced Swap Validation and Reduced Option Validation. Otherwise, required.
78 Existing Secondary 901.d.4 N Documentation Type Indicates if documentation type is Matrix or Standards Terms Supplement C O O Text 100   "CreditDerivativesPhysicalSettlementMatrix
StandardTermsSupplement" CreditDerivativesPhysicalSettlementMatrix Conditional; Required when the Master Document Transaction Type field contains a Matrix-related value. Otherwise Not Allowed. For a Master Confirm trade, leave blank. For a Matrix trade, use the valueCreditDerivativesPhysicalSettlementMatrix
79 New Secondary 901.d.4 N Collateral agreement title The title of the collateral agreement O O O Text 200    Credit Support Annex Agreement
80 New Secondary 901.d.4 N Collateral agreement date The date of the collateral agreement O O O Date 10  YYYY-MM-DD  2014-01-01
81 New Secondary 901.d.4 N Other agreement title The title of other agreement O O O Text 200    ACME Support Agreement
82 New Secondary 901.d.4 N Other agreement date The date of other agreement O O O Date 10  YYYY-MM-DD  2014-01-01
83 Existing Secondary 901.d.5 N Legal Final Maturity Date The date upon which all principal and interest must be repaid. C O O Date 10  YYYY-MM-DD  2019-01-01 Conditional; Required for MBS and EMBS; Optional for Reduced Swap Validations. Otherwise, not allowed.
84 Existing Secondary 901.d.5 N Recovery Price The price specifies the recovery level to be applied on a default. C O O Numeric 16 10   1.23 Required for Fixed Recovery and Recovery Lock.
85 Existing Secondary 901.d.5 N Restructuring Events This field indicates if restructuring applies to the transaction. O O O Text 200 0  Y, N Y
86 New Secondary 901.d.7 N Clearing Exception Type Indicates the type of clearing exception invoked on the transaction.  O O O Text 40   Enduserexemption, Affiliateexemption Affiliateexemption
87 Existing Secondary 901.d.7 N Clearing Exception Party Prefix Prefix for the Clearing Exception Party Value C O O Text 20 0  Internal, LEI  Conditional; Required if Clearing Exception Type = "Enduserexemption"
88 Existing Secondary 901.d.7 N Clearing Exception Party Value LEI of the Clearing Exception Party for end-user clearing exceptions.  O O O Text 200    B4TYDEB6GKMZO031MB27  Conditional, Required if Clearing Exception Party Prefix is submitted. Otherwise, not allowed.
89 Existing Secondary 901.d.8 N Exercise Event Type The settlement terms if the option is exercised.  C O O Text 10   Physical, Cash Cash Conditional; Required for Transaction Type = Exercise on Swaptions as observed in the Product ID Value. Optional for Transaction Type = Exercise on Reduced Swap Validations.
90 Existing Secondary 901.d.8 N Settlement Currency The currency of settlement. O O O Text 3  3-digit ISO currency code (ISO 4217)  USD
91 Existing Secondary 901.d.8 N Swaption Settlement Style The settlement terms which apply to the transaction. C O O Text 20   Physical, Cash Cash Conditional; Required for Swaptions as observed in the Product ID Value
92 Existing Secondary 901.d.9 N Execution Venue The exchange or execution facility on which the trade was executed. O O O Text 20  LEI only acceptable value  5493003IUYOH354SNS58  Must be valid LEI
93 Existing Secondary 901.d.9 N Execution Venue Prefix The prefix for the Execution Venue O O O Text 20   LEI
94 Existing LifeCycle 901.e.1.i N Affected Notional Amount Identifies the change in notional from the notional previously reported.  C O O Numeric 18 5   100000 Required for increase, novation, exercise, partial termination for all messages except Snapshot messages.  'Novated Amount' for an Assignment. 'Increase in Notional Amount' for an Increase. 'Decrease in Notional Amount' for a Partial Termination. 'Exercised Amount' for an Exercise.
95 Existing LifeCycle 901.e.1.i N Affected Notional Currency The currency related to the Affected Notional Amount when submitted.                       C O O Text 3  3-digit ISO currency code (ISO 4217)  USD Required when Affected Notional is provided.
96 Existing GTR 901.e.1.i N Event ID Party 1 A value provided by the user representing the lifecycle event for party 1. C O O Text 16    EVENTID1 This field is required when "Transaction Type" contains PartialTermination, Increase, Amendment, Novation, Exercise, Compression for PET, PET-CONFIRM, CONFIRM messages
97 Existing GTR 901.e.1.i N Event ID Party 2 A value provided by the user representing the lifecycle event for party 2. C O O Text 16    EVENTID2 This field is required when "Transaction Type" contains PartialTermination, Increase, Amendment, Novation, Exercise, Compression for PET, PET-CONFIRM, CONFIRM messages
98 Existing LifeCycle 901.e.1.i N Event Processing ID Indicates when the trade is part of a multi-transaction event (e.g. credit event, compression).   O O O Text 40    CREDITEVENT_01
99 Existing LifeCycle 901.e.1.i N Execution Timestamp The date and time of execution of the post trade transaction.  C O O DateTime 20  YYYY-MM-DDTHH:MM:SSZ (UTC format)  2012-04-10T15:24:42Z Required for any post trade event
100 Existing GTR 901.e.1.i Y Lifecycle Event Describes the event type of the record being submitted. C O O Text 40   "Trade,
PartialTermination,
Increase,
Amendment,
Novation, NovationTrade, Exercise,
Backload,
Modify,
Cancel,
ValuationUpdate,
CorporateAction

For exit only:
Error,
RaisedInError,
Compression,
PortfolioCompression
PartialTermination,
Termination,
Amendment,
Novation,
Exercise" Termination Required for any post trade events submitted on Snapshot messages.
101 Existing LifeCycle 901.e.1.i N Post Trade Effective Date The date the modification of a transaction becomes effective. O O O Date 10  YYYY-MM-DD  2015-01-01  'Termination Effective Date' for a Partial Termination. 'Increase Effective Date for an Increase. 'Novation Date' for an Assignment. 'Amendment Effective Date' for an Amendment.
102 Existing LifeCycle 901.e.1.i N Post Trade Payment Amount This field represents an amount payable in connection with the modification of a transaction.  O O O Numeric 18 5   24455.55  'Increase Payment Amount' for an Increase. 'Termination Payment Amount' for a Partial Termination. 'Amendment Payment Amount' for an Amendment. 'Exercise Payment Amount'
103 Existing LifeCycle 901.e.1.i N Post Trade Payment Currency "The currency for the 'Post Trade Payment Amount'.
                           " C O O Text 3  3-digit ISO currency code (ISO 4217)  USD Conditional, Required when Post Trade Payment Amount is provided
104 Existing LifeCycle 901.e.1.i N Post Trade Payment Date The date on which the post trade payment is made. C O O Date 10  YYYY-MM-DD  2015-01-01 Conditional, Required when Post Trade Payment Amount is provided 'Increase Payment Date' for an Increase. 'Termination Payment Date' for a Partial Termination. 'Amendment Payment Date' for an Amendment.  'Exercise Payment Date' for an Exercise.
105 Existing LifeCycle 901.e.1.i N Post Trade Payment Payer The party paying the post trade payment amount. C O O Text 200    B4TYDEB6GKMZO031MB27  Conditional, Required when Post Trade Payment Amount is provided.  This field must match either Trade Party 1 or Trade Party 2. 'Increase Payment Payer' for an Increase. 'Termination Payment Payer' for a Partial Termination. 'Amendment Payment Payer' for an Amendment. 'Exercise Payment Payer' for an Exercise.
106 Existing LifeCycle 901.e.1.i N Post Trade Payment Receiver The party receiving the post trade payment amount. C O O Text 200    7LTWFZYICNSX8D621K86  Conditional: Required when Post Trade Payment Amount is provided.  This field should match either Trade Party 1 or Trade Party 2  'Increase Payment Receiver' for an Increase. 'Termination Payment Receiver' for a Partial Termination. 'Amendment Payment Receiver' for an Amendment. 'Exercise Payment Receiver' for an Exercise.
107 Existing LifeCycle 901.e.1.i N Prior UTI Indicates the prior transaction ID of a swap resulting from an allocation, termination, novation, assignment, compression or clearing.  O O O Text 200    ANC03032814582568647972480698046
108 Existing GTR 901.e.1.i N Transaction Type "The Type of Transaction being submitted, whether for a new submission or post trade event.
" R R R Text 30   Trade, Historical Expired, Historical, Backload, Novation-trade, Exit, Novation, Termination, Partial Termination Amendment, Increase, Exercise Trade
109 Existing LifeCycle 901.e.1.i N Remaining Party prefix The Prefix for the ID value submitted in Remaining Party Value. C O O Text 40   Internal, LEI LEI Conditional; Required when transaction type is Novation-Trade or Novation. For all other transactions it is Not Applicable.
110 Existing LifeCycle 901.e.1.i N Remaining Party value The ID for the Remaining Party.  This field represents the remaining party of a novated or assigned trade.   C O O Text 200    B4TYDEB6GKMZO031MB27  Conditional; Required when Remaining Party Prefix is populated; Otherwise, Not Applicable. Remaining Party must match either Trade Party 1 or Trade Party 2
111 Existing LifeCycle 901.e.1.i N Transferee Prefix The Prefix for the ID value submitted in 'Transferee value'. C O O Text 40   Internal, LEI LEI Conditional; Required when transaction type is Novation-Trade. For all other transactions it is Not Applicable.
112 Existing LifeCycle 901.e.1.i N Transferee value The ID of the Transferee.  This field represents the Trade Party that steps into an existing trade as a result of a novation or assignment. C O O Text 200    E57ODZWZ7FF32TWEFA76  Conditional; Required when Transferee (EE) Prefix is populated; Otherwise, Not Applicable. Transferee must match either Trade Party 1 or Trade Party 2
113 Existing LifeCycle 901.e.1.i N Transferor Prefix The Prefix for the ID value submitted in 'Transferor value'. C O O Text 40   Internal, LEI LEI Conditona; Required when transaction type is Novation. For all other transactions it is Not Applicable.
114 Existing LifeCycle 901.e.1.i N Transferor value The ID of the Transferor.  This field represents the Trade Party that has assigned or novated the trade to the Transferee.  This is the "step-out" party of the original trade. C O O Text 200    7LTWFZYICNSX8D621K86  Conditional; Required when Transferor (OR) Prefix is populated; Otherwise, Not Applicable. Transferor must match either Trade Party 1 or Trade Party 2
115 Existing Secondary 901.g; 901.d.10; 901.e.2  N UTI Unique transaction Identifier assigned to a swap. R O O Text 200    ANC03032814582568647972480698046
116 Existing GTR 902.c.7 N Allocation Indicator An indication that the swap is a post-allocation or a pre-allocation swap.  O O O Text 20   Pre-Allocation, Post Allocation, PreAllocation, PostAllocation Pre-Allocation
117 Existing GTR 13n-5(b)(1)(iii) N Confirmation Type Indicates if the PET or Confirmation submission is a paper document or an electronic document.  "Not Confirmed" indicates a transaction that will not have a confirmation (i.e. internal trade). R O R Text 30   Electronic, Non-Electronic, NonElectronic, NotConfirmed Electronic
118 Existing GTR 13n-5(b)(1)(iii) N Data Submitter Message ID This field allows a client to submit their own message ID for internal purposes. O O O Text 256    123456ABC65A
119 Existing GTR 13n-5(b)(1)(iii) N Data Submitter prefix Prefix for the value provided in the "Data Submitter value". R R R Text 40    LEI
120 Existing GTR 13n-5(b)(1)(iii) N Data Submitter value The LEI for the Submitter. R R R Text 200    B4TYDEB6GKMZO031MB27
121 Existing GTR DDR required Y Action This is a DTCC control field, which describes the action to be applied to the trade message. R R R Text 20   New, Modify, Cancel New
122 Existing GTR DDR required N As of Date Time This is the timestamp that the user is providing for the lifecycle event or new transaction. C O R DateTime 20  YYYY-MM-DDTHH:MM:SSZ (UTC format)  2012-03-28T12:25:00Z This field is required only for SNAPSHOT messages This field is used by the SBSDR for sequencing to build the current state of the transaction record.
123 Existing GTR DDR required N Message Type This field will describe the type of TR message being submitted (Confirmation, PET, Realtime, Snapshot etc.). R R R Text 20   RT, PET, Confirm, Snapshot, PET-Confirm, Verification,  Confirm
124 Existing GTR DDR required N Party 1 Reporting Obligation This field identifies the regulator the submitter has requested the message be sent to. C O O Text 250   "SEC, SEC*

" SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated "SEC*"  is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: "the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps."
125 Existing GTR DDR required N Party 2 Reporting Obligation This field identifies the regulator the submitter has requested the message be sent to. C O O Text 250   "SEC, SEC*

S" SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated "SEC*"  is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: "the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps."
126 Existing GTR DDR required N Submitted For Prefix The Prefix for the Submitted for Value R O O Text 40    LEI Conditional, required if the Submitted for value is not "both"
127 Existing GTR DDR required N Submitted For value The ID of the party the transaction is submitted for.  R O O Text 200    7LTWFZYICNSX8D621K86
128 Existing GTR DDR required N Trade Date The date on which the trade was executed. R O R Date 10  YYYY-MM-DD  2015-01-01
129 Existing GTR DDR required N sendTo Used for routing messages to DTCC's GTR data centers. O O O Text 40   "DTCCGTR, DTCCUS, DTCCEU, DTCCSG

Multiple values can be provided if the message needs to be routed to more than one data center. The value will be semicolon (;) separated" DTCCUS
130 Existing GTR 13n-5(b)(1)(iii) N Confirmation Date Time Denotes the business date and time of the confirm O O O Text 20  YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z

Valid Product IDs Swap/ Option Product
Credit:SingleName:Corporate:AsiaCorporate Swap CDS
Credit:SingleName:Corporate:AustraliaCorporate Swap CDS
Credit:SingleName:Corporate:EmergingEuropeanCorporate Swap CDS
Credit:SingleName:Corporate:EmergingEuropeanCorporateLPN Swap CDS
Credit:SingleName:Corporate:EuropeanCorporate Swap CDS
Credit:SingleName:Corporate:JapanCorporate Swap CDS
Credit:SingleName:Corporate:LatinAmericaCorporate Swap CDS
Credit:SingleName:Corporate:LatinAmericaCorporateBond Swap CDS
Credit:SingleName:Corporate:LatinAmericaCorporateBondOrLoan Swap CDS
Credit:SingleName:Corporate:NewZealandCorporate Swap CDS
Credit:SingleName:Corporate:NorthAmericanCorporate Swap CDS
Credit:SingleName:Corporate:SingaporeCorporate Swap CDS
Credit:SingleName:Corporate:StandardAsiaCorporate Swap CDS
Credit:SingleName:Corporate:StandardAustraliaCorporate Swap CDS
Credit:SingleName:Corporate:StandardEmergingEuropeanCorporate Swap CDS
Credit:SingleName:Corporate:StandardEmergingEuropeanCorporateLPN Swap CDS
Credit:SingleName:Corporate:StandardEuropeanCorporate Swap CDS
Credit:SingleName:Corporate:StandardJapanCorporate Swap CDS
Credit:SingleName:Corporate:StandardLatinAmericaCorporateBond Swap CDS
Credit:SingleName:Corporate:StandardLatinAmericaCorporateBondOrLoan Swap CDS
Credit:SingleName:Corporate:StandardNewZealandCorporate Swap CDS
Credit:SingleName:Corporate:StandardNorthAmericanCorporate Swap CDS
Credit:SingleName:Corporate:StandardSingaporeCorporate Swap CDS
Credit:SingleName:Corporate:StandardSubordinatedEuropeanInsuranceCorporate Swap CDS
Credit:SingleName:Corporate:StandardSukukCorporate Swap CDS
Credit:SingleName:Corporate:SubordinatedEuropeanInsuranceCorporate Swap CDS
Credit:SingleName:Corporate:SukukCorporate Swap CDS
Credit:SingleName:Muni:USMunicipalFullFaithAndCredit Swap CDS
Credit:SingleName:Muni:USMunicipalGeneralFund Swap CDS
Credit:SingleName:Muni:USMunicipalRevenue Swap CDS
Credit:SingleName:Sovereign:AsiaSovereign Swap CDS
Credit:SingleName:Sovereign:AustraliaSovereign Swap CDS
Credit:SingleName:Sovereign:EmergingEuropeanAndMiddleEasternSovereign Swap CDS
Credit:SingleName:Sovereign:JapanSovereign Swap CDS
Credit:SingleName:Sovereign:LatinAmericaSovereign Swap CDS
Credit:SingleName:Sovereign:NewZealandSovereign Swap CDS
Credit:SingleName:Sovereign:SingaporeSovereign Swap CDS
Credit:SingleName:Sovereign:StandardAsiaSovereign Swap CDS
Credit:SingleName:Sovereign:StandardAustraliaSovereign Swap CDS
Credit:SingleName:Sovereign:StandardEmergingEuropeanAndMiddleEasternSovereign Swap CDS
Credit:SingleName:Sovereign:StandardJapanSovereign Swap CDS
Credit:SingleName:Sovereign:StandardLatinAmericaSovereign Swap CDS
Credit:SingleName:Sovereign:StandardNewZealandSovereign Swap CDS
Credit:SingleName:Sovereign:StandardSingaporeSovereign Swap CDS
Credit:SingleName:Sovereign:StandardSukukSovereign Swap CDS
Credit:SingleName:Sovereign:StandardWesternEuropeanSovereign Swap CDS
Credit:SingleName:Sovereign:SukukSovereign Swap CDS
Credit:SingleName:Sovereign:WesternEuropeanSovereign Swap CDS
Credit:TotalReturnSwap Swap Swap Reduced Validation
Credit:SingleName:Muni:StandardUSMunicipalFullFaithandCredit Swap CDS
Credit:SingleName:Muni:StandardUSMunicipalGeneralFund Swap CDS
Credit:SingleName:Muni:StandardUSMunicipalRevenue Swap CDS
Credit:Swaptions:Corporate:CDSSwaption Option CDSSwaption
Credit:Swaptions:Muni:CDSSwaption Option CDSSwaption
Credit:Swaptions:Sovereign:CDSSwaption Option CDSSwaption
Credit:IndexTranche:ABX:ABXTranche Swap CDT
Credit:IndexTranche:CDX:CDXTrancheHY Swap CDT
Credit:IndexTranche:CDX:CDXTrancheIG Swap CDT
Credit:IndexTranche:CDX:CDXTrancheXO Swap CDT
Credit:IndexTranche:CDX:StandardCDXTrancheHY Swap CDT
Credit:IndexTranche:CDX:StandardCDXTrancheIG Swap CDT
Credit:IndexTranche:CDXStructuredTranche:CDXBlendedTranche Swap CDT
Credit:IndexTranche:CDXStructuredTranche:CDXRiskyZeroTranche Swap CDT
Credit:IndexTranche:iTraxx:iTraxxAsiaExJapanTranche Swap CDT
Credit:IndexTranche:iTraxx:iTraxxAustraliaTranche Swap CDT
Credit:IndexTranche:iTraxx:iTraxxEuropeTranche Swap CDT
Credit:IndexTranche:iTraxx:iTraxxJapanTranche Swap CDT
Credit:IndexTranche:iTraxx:StandardiTraxxEuropeTranche Swap CDT
Credit:IndexTranche:iTraxxStructuredTranche:iTraxxBlendedTranche Swap CDT
Credit:IndexTranche:iTraxxStructuredTranche:iTraxxRiskyZeroTranche Swap CDT
Credit:IndexTranche:LCDX:LCDXTranche Swap CDT
Credit:IndexTranche:LCDX:StandardLCDXBulletTranche Swap CDT
Credit:IndexTranche:MCDX:MCDXTranche Swap CDT
Credit:Index:ABX:ABXHE Swap CDX
Credit:Index:CDX:CDXEmergingMarkets Swap CDX
Credit:Index:CDX:CDXEmergingMarketsDiversified Swap CDX
Credit:Index:CDX:CDXHY Swap CDX
Credit:Index:CDX:CDXIG Swap CDX
Credit:Index:CDX:CDXXO Swap CDX
Credit:Index:LCDX:StandardLCDXBullet Swap CDX
Credit:Index:CMBX:CMBX Swap CDX
Credit:Index:IOS:IOS Swap IOS
Credit:Index:iTraxx:iTraxxAsiaExJapan Swap CDX
Credit:Index:iTraxx:iTraxxAustralia Swap CDX
Credit:Index:iTraxx:iTraxxEurope Swap CDX
Credit:Index:iTraxx:iTraxxJapan Swap CDX
Credit:Index:iTraxx:iTraxxLevX Swap CDX
Credit:Index:iTraxx:ItraxxSDI Swap CDX
Credit:Index:iTraxx:iTraxxSovX Swap CDX
Credit:Index:LCDX:LCDX Swap CDX
Credit:Index:MCDX:MCDX Swap CDX
Credit:Swaptions:CDX:CDXSwaption Option CDXSwaption
Credit:Swaptions:iTraxx:iTraxxAsiaExJapanSwaption Option CDXSwaption
Credit:Swaptions:iTraxx:iTraxxAustraliaSwaption Option CDXSwaption
Credit:Swaptions:iTraxx:iTraxxEuropeSwaption Option CDXSwaption
Credit:Swaptions:iTraxx:iTraxxJapanSwaption Option CDXSwaption
Credit:Swaptions:iTraxx:iTraxxSovXSwaption Option CDXSwaption
Credit:Swaptions:MCDX:MCDXSwaption Option CDXSwaption
Credit:SingleName:Loans:ELCDS Swap ELCDS
Credit:SingleName:ABS:EuropeanMBS Swap EMBS
Credit:SingleName:RecoveryCDS:FixedRecoverySwaps Swap Fixed Recovery
Credit:SingleName:Loans:LCDS Swap LCDS
Credit:SingleName:Loans:StandardLCDSBullet Swap LCDS
Credit:SingleName:ABS:CDSonCDO Swap MBS
Credit:SingleName:ABS:MBS Swap MBS
Credit:Index:MBX:MBX Swap MBX
Credit:Index:PO:PO Swap PO
Credit:Index:PrimeX:PrimeX Swap PrimeX
Credit:SingleName:RecoveryCDS:RecoveryLocks Swap Recovery Lock
Credit:Exotic:Corporate:Refobonly Swap Swap Reduced Validation
Credit:Exotic:Other Swap Swap Reduced Validation
Credit:Exotic:StructuredCDS:ContingentCDS Swap Swap Reduced Validation
Credit:Exotic:StructuredCDS:FirsttoDefaultNthtoDefault Swap Swap Reduced Validation
Credit:Exotic:StructuredCDS:BespokeTranche Swap Swap Reduced Validation
Credit:Exotic:StructuredCDS:IndexContingentCDS Swap Swap Reduced Validation
Credit:Index:TRX:TRX Swap TRX
Credit:Index:SP:SP Swap CDX

Valid Values for Master Doc Transaction Type  Swap Instrument/ Product - For Mapping

Master Document Transaction Type
Represents the "Master Confirmation Transaction Type" for a single name
CDS trade that uses the Master Confirm form of documentation and must contain one of the following values:
ISDA2003CreditNorthAmerican     CDS
ISDA2003CreditEuropean      CDS
ISDA2003CreditAsia      CDS
ISDA2003CreditJapan      CDS
ISDA2003CreditAustraliaNewZealand    CDS
ISDA2003CreditSingapore      CDS
ISDA2004CreditSovereignAsia     CDS
ISDA2004CreditSovereignEmergingEuropeanAndMiddleEastern  CDS
ISDA2004CreditSovereignJapan     CDS
ISDA2004CreditSovereignLatinAmerican    CDS
ISDA2004CreditSovereignWesternEuropean    CDS
2014CreditNorthAmerican      CDS
2014CreditNorthAmericanFinancial    CDS
2014CreditEuropean      CDS
2014CreditEuropeanFinancial     CDS
2014CreditAsia       CDS
2014CreditAsiaFinancial      CDS
2014CreditJapan       CDS
2014CreditJapanFinancial     CDS
2014CreditAustraliaNewZealand     CDS
2014CreditAustraliaNewZealandFinancial    CDS
2014CreditSingapore      CDS
2014CreditSingaporeFinancial     CDS
2014CreditSovereignAsia      CDS
2014CreditSovereignEmergingEuropeanAndMiddleEastern  CDS
2014CreditSovereignJapan     CDS
2014CreditSovereignLatinAmerican    CDS
2014CreditSovereignWesternEuropean    CDS

Represents the "Transaction Type" for a single name CDS trade that uses the
Matrix form of documentation and must contain one of the following values:
AsiaCorporate        CDS
AsiaSovereign       CDS
AustraliaCorporate      CDS
AustraliaSovereign       CDS
EmergingEuropeanCorporate     CDS
EmergingEuropeanCorporateLPN     CDS
EmergingEuropeanAndMiddleEasternSovereign   CDS
EuropeanCorporate       CDS
JapanCorporate        CDS
JapanSovereign        CDS
LatinAmericaCorporate      CDS
LatinAmericaCorporateBond     CDS
LatinAmericaCorporateBondOrLoan     CDS
LatinAmericaSovereign      CDS
NewZealandCorporate      CDS
NewZealandSovereign      CDS
NorthAmericanCorporate      CDS
SingaporeCorporate       CDS
SingaporeSovereign      CDS
SubordinatedEuropeanInsuranceCorporate    CDS
USMunicipalFullFaithAndCredit      CDS
USMunicipalGeneralFund       CDS
USMunicipalRevenue       CDS
WesternEuropeanSovereign      CDS
SukukCorporate       CDS
SukukSovereign       CDS
AsiaFinancialCorporate      CDS
AustraliaFinancialCorporate     CDS
EmergingEuropeanFinancialCorporate    CDS
EmergingEuropeanFinancialCorporateLPN    CDS
EuropeanFinancialCorporate     CDS
EuropeanCoCoFinancialCorporate     CDS
JapanFinancialCorporate      CDS
LatinAmericaFinancialCorporateBond    CDS
LatinAmericaFinancialCorporateBondOrLoan   CDS
NewZealandFinancialCorporate     CDS
NorthAmericanFinancialCorporate     CDS
SingaporeFinancialCorporate     CDS
SukukFinancialCorporate      CDS

Represents the "Master Confirmation Transaction Type" for a Standard CDS
trade that uses the Master Confirm form of documentation and must contain one of the following values:
ISDA2003StandardCreditNorthAmerican    CDS
ISDA2003StandardCreditEuropean     CDS
2014StandardCreditNorthAmerican     CDS
2014StandardCreditEuropean     CDS
2014StandardCreditEuropeanFinancial    CDS

Represents the "Master Confirmation Transaction Type" for a
Standard Credit Derivative trade that uses the Master Confirm form of documentation and must contain one of the following values:
ISDA2003StandardCreditNorthAmerican    CDS
ISDA2003StandardCreditEuropean     CDS
ISDA2004StandardCreditSovereignWesternEuropean   CDS
ISDA2004StandardCreditSovereignEmergingEuropeanAndMiddleEastern CDS
ISDA2004StandardCreditSovereignLatinAmerican   CDS
ISDA2003StandardCreditAustraliaNewZealand   CDS
ISDA2003StandardCreditAsia     CDS
ISDA2003StandardCreditSingapore     CDS
ISDA2004StandardCreditSovereignAsia    CDS
ISDA2003StandardCreditJapan     CDS
ISDA2004StandardCreditSovereignJapan    CDS
2014StandardCreditNorthAmerican     CDS
2014StandardCreditNorthAmericanFinancial   CDS
2014StandardCreditEuropean     CDS
2014StandardCreditEuropeanFinancial    CDS
2014StandardCreditSovereignWesternEuropean   CDS
2014StandardCreditSovereignEmergingEuropeanAndMiddleEastern CDS
2014StandardCreditSovereignLatinAmerican   CDS
2014StandardCreditAustraliaNewZealand    CDS
2014StandardCreditAustraliaNewZealandFinancial   CDS
2014StandardCreditAsia      CDS
2014StandardCreditAsiaFinancial     CDS
2014StandardCreditSingapore     CDS
2014StandardCreditSingaporeFinancial    CDS
2014StandardCreditSovereignAsia     CDS
2014StandardCreditJapan      CDS
2014StandardCreditJapanFinancial    CDS
2014StandardCreditSovereignJapan    CDS

Represents the "Transaction Type" for a Standard Credit
Derivative trade that uses the Matrix form of documentation and must contain one of the following values:
StandardNorthAmericanCorporate     CDS
StandardEuropeanCorporate     CDS
StandardSubordinatedEuropeanInsuranceCorporate   CDS
StandardWesternEuropeanSovereign    CDS
StandardEmergingEuropeanCorporateLPN    CDS
StandardEmergingEuropeanCorporate    CDS
StandardLatinAmericaCorporateBond    CDS
StandardLatinAmericaCorporateBondOrLoan    CDS
StandardLatinAmericaSovereign     CDS
StandardEmergingEuropeanAndMiddleEasternSovereign  CDS
StandardAustraliaCorporate     CDS
StandardAustraliaSovereign     CDS
StandardNewZealandCorporate     CDS
StandardNewZealandSovereign     CDS
StandardAsiaCorporate      CDS
StandardAsiaSovereign      CDS
StandardSingaporeCorporate     CDS
StandardSingaporeSovereign     CDS
StandardJapanCorporate      CDS
StandardJapanSovereign      CDS
StandardSukukCorporate      CDS
StandardSukukSovereign      CDS
StandardUSMunicipalFullFaithAndCredit    CDS
StandardUSMunicipalGeneralFund     CDS
StandardUSMunicipalRevenue     CDS
StandardLCDSBullet      LCDS
StandardNorthAmericanFinancialCorporate    CDS
StandardEuropeanFinancialCorporate    CDS
StandardEuropeanCoCoFinancialCorporate    CDS
StandardEmergingEuropeanFinancialCorporateLPN   CDS
StandardEmergingEuropeanFinancialCorporate   CDS
StandardLatinAmericaFinancialCorporateBond   CDS
StandardLatinAmericaFinancialCorporateBondOrLoan  CDS
StandardAustraliaFinancialCorporate    CDS
StandardNewZealandFinancialCorporate    CDS
StandardAsiaFinancialCorporate     CDS
StandardSingaporeFinancialCorporate    CDS
StandardJapanFinancialCorporate     CDS
StandardSukukFinancialCorporate     CDS

Represents the "Standard Terms Supplement Type" for a single name CDS trade (which always uses the Standards Terms form of documentation) and must contain one of the following values:
StandardTermsSupplement      CDS & LCDS
CDSonLeveragedLoans      ELCDS
CDSSwaption       CDSSwaption
EuropeanCMBS       EMBS
EuropeanRMBS       EMBS

Represents the "Master Confirmation Transaction Type" for an Index trade that uses the Master Confirm form of documentation and must contain the following value:
 2003CreditIndex      CDX
2014CreditIndex       CDX

Represents the "Standard Terms Supplement Type" for an Index trade that uses the Standard Terms form of documentation and must contain one of the following values:
CDX        CDX
CDXEmergingMarkets      CDX
CDXEmergingMarketsDiversified     CDX
IOS        IOS
iTraxxAsiaExJapan       CDX
iTraxxAustralia       CDX
iTraxxCJ        CDX
iTraxxEurope       CDX
iTraxxJapan       CDX
iTraxxLevX       CDX
iTraxxSDI75Dealer       CDX
iTraxxSDI75NonDealer      CDX
iTraxxSovX       CDX
LCDX        CDX
MCDX        CDX
TRX        TRX
TRX.II        TRX
iTraxxEuropeDealer       CDX
iTraxxEuropeNonDealer      CDX
PrimeX        PrimeX
PO        PO
CDXSwaption       CDXSwaption
iTraxxEuropeSwaption      CDX
iTraxxAsiaExJapanSwaption     CDX
iTraxxAustraliaSwaption      CDX
iTraxxJapanSwaption      CDX
iTraxxSovXSwaption      CDX
MBX        MBX
ABX        CDX
CMBX        CDX
SP        CDX

Represents the "Standard Terms Supplement Type" for a Standard
Credit Derivative Index trade
StandardLCDXBullet      CDX

Represents the "Standard Terms Supplement Type" for an Index Tranche
trade (which always uses the Standards Terms form of documentation) and must contain one of the following values:
ABXTranche       CDT
CDXEmergingMarketsDiversifiedTranche     CDT
CDXTranche        CDT
iTraxxAsiaExJapanTranche      CDT
iTraxxAustraliaTranche       CDT
iTraxxCJTranche       CDT
iTraxxEuropeTranche       CDT
iTraxxJapanTranche      CDT
LCDXTranche       CDT

Represents the "Standard Terms Supplement Type" for an
Standard Credit Derivative Index Tranche trade
StandardCDXTranche      CDT
StandardLCDXBulletTranche     CDT
StandardiTraxxEuropeTranche     CDT

 Day Count Fraction
 1/1 When used in conjunction with a Definitions Type of ISDA2000, "1/1" refers to the Annex to the 2000 ISDA Definitions, Section 4.16.
  Day Count Fraction, paragraph (a) and therefore equates to "1/1" which is specified as 1.

  When used in conjunction with a Definitions Type of ISDA2006, "1/1" refers to the 2006 ISDA Definitions, Section 4.16. Day Count
  Fraction, paragraph (a) and therefore equates to "1/1" which is specified as 1.

  Generally not defined in the DRV. Using this value with in conjunction with a DRV, where it is not defined, means using the meaning described in the 2006 ISDA Definitions.
 ACT/365L Per 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (i).

  if "ACT/365L" is specified, the actual number of days in the Calculation Period or Compounding Period in respect of which payment is being made divided by 365 (or, if the later Period End Date of the Calculation Period or Compounding Period falls in a leap year, divided by 366).
 ACT/ACT.ISDA When used in conjunction with a Definitions Type of ISDA2000, "ACT/ACT.ISDA" refers to the Annex to the 2000 ISDA Definitions,
  Section 4.16. Day Count Fraction, paragraph (b), and therefore equates to any of "Actual/365", "Act/365", "A/365", "Actual/Actual" or
  "Act/Act".

  When used in conjunction with a Definitions Type of ISDA2006, "ACT/ACT.ISDA" refers to the 2006 ISDA Definitions, Section 4.16. Day
  Count Fraction, paragraph (b), and therefore equates to any of "Actual/Actual", "Actual/Actual (ISDA)", "Act/Act" or "Act/Act (ISDA)".

  When used in conjunction with a Definitions Type of DRV, ACT/ACT.ISDA refers to 365/365 act/act ISDA.
 ACT/ACT.ICMA ACT/ACT.ICMA should not be used in conjunction with a Definitions Type of ISDA2000.

  When used in conjunction with a Definitions Type of ISDA2006 "ACT/ACT.ICMA" refers to the 2006 ISDA Definitions, Section 4.16. Day
  Count Fraction, paragraph (c), and therefore equates to "Actual/Actual (ICMA)" or "Act/Act (ICMA)".

  When used in conjunction with a Definitions Type of DRV, ACT/ACT.ICMA refers to 365/365 act/act ICMA.
 ACT/ACT.AFB "The Fixed/Floating Amount will be calculated in accordance with the ""BASE EXACT/EXACT"" day count fraction, as defined in the
  ""Definitions Communes a plusieurs Additifs Techniques"" published by the Association Francaise des Banques in September 1994.

  Not defined under ISDA. Using this value with in conjunction with a Definitions Type of ISDA means the Fixed/Floating Amount will be calculated in accordance with the ""BASE EXACT/EXACT"" day count fraction, as defined in the ""Definitions Communes a plusieurs
  Additifs Techniques"" published by the Association Francaise des Banques in September 1994.

  Generally not defined in the DRV. Using this value with in conjunction with a Definitions Type of DRV, where it is not defined, means the Fixed/Floating Amount will be calculated in accordance with the ""BASE EXACT/EXACT"" day count fraction, as defined in the
  ""Definitions Communes a plusieurs Additifs Techniques"" published by the Association Francaise des Banques in September 1994."
 ACT/365.FIXED When used in conjunction with a Definitions Type of ISDA2000, "ACT/365.FIXED" refers to the Annex to the 2000 ISDA Definitions,
  Section 4.16. Day Count Fraction, paragraph (c) and therefore equates to any of "Actual/365 (Fixed)", "Act/365 (Fixed)", "A/365
  (Fixed)" or "A/365F".

  When used in conjunction with a Definitions Type of ISDA2006, "ACT/365.FIXED" refers to the 2006 ISDA Definitions, Section 4.16.
  Day Count Fraction, paragraph (d), and therefore equates to any of "Actual/365 (Fixed)", "Act/365 (Fixed)", "A/365 (Fixed)" or "A/365F".

  When used in conjunction with a Definitions Type of DRV, "Actual/365.Fixed" refers to 366/365.
 ACT/360 When used in conjunction with a Definitions Type of ISDA2000, "ACT/360" refers to the Annex to the 2000 ISDA Definitions, Section
  4.16. Day Count Fraction, paragraph (d) and therefore equates to any of "Actual/360", "Act/360" or "A/360".

  When used in conjunction with a Definitions Type of ISDA2006, "ACT/360" refers to the 2006 ISDA Definitions, Section 4.16. Day Count
  Fraction, paragraph (e) and therefore equates to any of "Actual/360", "Act/360" or "A/360".

  When used in conjunction with a Definitions Type of DRV, "Actual/360" refers to "365/360".
 30/360 When used in conjunction with a Definitions Type of ISDA2000, "30/360" refers to the Annex to the 2000 ISDA Definitions, Section
  4.16. Day Count Fraction, paragraph (e), and therefore equates to any of "30/360", "360/360" or "Bond Basis".

  When used in conjunction with a Definitions Type of ISDA2006, "30/360" refers to the 2006 ISDA Definitions, Section 4.16. Day Count
  Fraction, paragraph (f), and therefore equates to any of "30/360", "360/360" or "Bond Basis".

  When used in conjunction with a Definitions Type of DRV, "30/360" refers to "360/360".
 30E/360 When used in conjunction with a Definitions Type of ISDA2000 "30E/360" refers to the Annex to the 2000 ISDA Definitions (June 2000
  Version), Section 4.16. Day Count Fraction, paragraph (f), and therefore equates to "30E/360" or "Eurobond Basis".

  When used in conjunction with a Definitions Type of ISDA2006 "30E/360" refers to the 2006 ISDA Definitions, Section 4.16. Day Count
  Fraction, paragraph (g), and therefore equates to "30E/360" or "Eurobond basis".

  Generally not defined in the DRV. Using this value in conjunction with a Definitions Type of "DRV", where it is not defined, means using the meaning described in the 2006 ISDA Definitions.
 BUS/252 "Only used for BRL-CDI and should be specified on both the Fixed and Floating legs.

For the Fixed Leg Day Count Fraction ""BUS/252"" means Calculation Days divided by 252, where ""Calculation Days"" is ""As of the Trade
  Date, the number of Brazil Business Days from and including the Effective Date to but excluding the Termination Date. The Floating
  Leg Day Count Fraction is not used to calculate the Floating Amount, which is instead calculated according to the CDI Product formula. Within the CDI Product formula, N means, the number of Brazil Business Days (each such day, a "Reset Date") from and including the Effective Date to but excluding the Termination Date."

 30E/360.ISDA 30E/360.ISDA should not be used in conjunction with a Definitions Type of ISDA2000.

  "When used in conjunction with a Definitions Type of ISDA2006 ""30E/360.ISDA"" refers to the 2006 ISDA Definitions, Section 4.16. Day
  Count Fraction, paragraph (h), and therefore equates to ""30E/360 (ISDA)"".

  Generally not defined in the DRV. Using this value with in conjunction with a DRV, where it is not defined, means using the meaning described in the 2006 ISDA Definitions."
 Other Any of them which do not fit to the above definitions